Exhibit 99.1

Atomera Provides First Quarter 2026 Results

LOS GATOS, Calif. — May 5, 2026 — Atomera Incorporated (NASDAQ: ATOM), a semiconductor materials and technology licensing company, today provided a corporate update and announced financial results for the first quarter ended March 31, 2026.

Recent Company Highlights

•	Completed $25 Million registered direct offering of common stock

•	MST in Gate-All-Around structures has moved into the evaluation phase for customers

•	Expanded GaN offerings to RF applications demonstrating breakthrough improvements to enhance RF performance

Management Commentary

“We made excellent progress during the first quarter toward adoption of MST by GAA manufacturers, engaging with another of the four companies that manufacture those advanced transistors. At the same time, we expanded our offerings in GaN beyond power applications to RF where we believe we will substantially grow our TAM and deliver highly differentiated device performance on larger-diameter wafers,” said Scott Bibaud, President and CEO of Atomera. “We are also very pleased to have closed on a $25 million equity raise which brought our cash, cash equivalents and short-term investments to over $41 million. With this additional capital we are in a strong position to enable our customers to bring MST-enabled products to market.”

Financial Results

The Company incurred a net loss of ($6.1) million, or ($0.17) per basic and diluted share in the first quarter of 2026, compared to a net loss of ($5.2) million, or ($0.14) per basic and diluted share, for the first quarter of 2025. Adjusted EBITDA (a non-GAAP financial measure) in the first quarter of 2026 was a loss of ($4.9) million compared to an adjusted EBITDA loss of ($4.4) million in the first quarter of 2025.

The Company had $41.1 million in cash, cash equivalents and short-term investments as of Mar. 31, 2026, compared to $19.2 million as of December 31, 2025.

The total number of shares outstanding was 38.7 million as of Mar. 31, 2026.

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First Quarter 2026 Results Webinar

Atomera will host a live video webinar today to discuss its financial results and recent progress.

Date: Tuesday, May 5, 2026

Time: 2:00 p.m. PT (5:00 p.m. ET)

Webcast: Accessible at https://ir.atomera.com

Note about Non-GAAP Financial Measures

In addition to the unaudited results presented in accordance with generally accepted accounting principles, or GAAP, in this press release, Atomera presents adjusted EBITDA, which is a non-GAAP financial measure. Adjusted EBITDA is determined by taking net loss and eliminating the impacts of interest, depreciation, amortization and stock-based compensation. Our definition of adjusted EBITDA may not be comparable to the definitions of similarly-titled measures used by other companies. We believe that this non-GAAP financial measure, viewed in addition to and not in lieu of our reported GAAP results, provides useful information to investors by providing a more focused measure of operating results. This metric is used as part of the Company's internal reporting to evaluate its operations and the performance of senior management. A table reconciling this measure to the comparable GAAP measure is available in the accompanying financial tables below.

About Atomera Incorporated

Atomera Incorporated is a semiconductor materials and technology licensing company focused on deploying its proprietary, silicon-proven technology into the semiconductor industry. Atomera has developed Mears Silicon Technology™ (MST®), which increases performance and power efficiency in semiconductor transistors. MST can be implemented using equipment already deployed in semiconductor manufacturing facilities and is complementary to other nano-scaling technologies already in the semiconductor industry roadmap.  More information can be found at www.atomera.com.

Safe Harbor

This press release contains forward-looking statements concerning Atomera Incorporated, including statements regarding the prospects for the semiconductor industry generally and the ability of our MST technology to significantly improve semiconductor performance. Those forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially. Among those factors are: (1) the fact that, to date, we have only recognized minimal engineering services and licensing revenues thus subjecting us to all the risks inherent in an early-stage enterprise; (2) the risk that licensees or JDA customers do not advance to royalty-based manufacturing and distribution licenses; (3) our ability to add other licensees and/or JDA customers; (4) risks related to our ability to raise sufficient capital, as and when needed, to pursue the further development, licensing and commercialization of our MST technology; (5) our ability to protect our proprietary technology, trade secrets and knowhow and (6) those other risks disclosed in the section "Risk Factors" included in our Annual Report on Form 10-K filed with the SEC on February 24, 2026. We caution readers not to place undue reliance on any forward-looking statements. We do not undertake, and specifically disclaim any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

-- Financial Tables Follow –

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Atomera Incorporated

Condensed Balance Sheets

(in thousands, except per share data)

	March 31,	December 31,
	2026	2025
	(Unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$14,160	$19,210
Short-term investments	26,930	–
Accounts receivable	41	–
Interest receivable	139	54
Prepaid expenses and other current assets	788	338
Total current assets	42,058	19,602

Property and equipment, net	51	60
Security deposit	14	14
Operating lease right-of-use asset	1,176	884
Financing lease right-of-use asset	322	533

Total assets	$43,621	$21,093

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$677	$608
Accrued expenses	213	168
Accrued payroll related expenses	782	650
Current operating lease liability	301	147
Current financing lease liability	106	420
Deferred Revenue	96	7
Total current liabilities	2,175	2,000

Long-term operating lease liability	896	712

Total liabilities	3,071	2,712

Commitments and contingencies	–	–

Stockholders’ equity:	–	–
Preferred stock $0.001 par value, authorized 2,500 shares; none issued and outstanding as of March 31, 2026 and December 31, 2025
Common stock: $0.001 par value, authorized 47,500 shares; 38,723 shares issued and 38,716 outstanding as of March 31, 2026; and 32,354 shares issued and outstanding as of December 31, 2025	39	32
Additional paid in capital	288,301	260,043
Other comprehensive income (loss)	(23)	–
Accumulated deficit	(247,767)	(241,694)
Total stockholders’ equity	40,550	18,381
Total liabilities and stockholders’ equity	$43,621	$21,093

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Atomera Incorporated

Condensed Statements of Operations

(in thousands, except per share data)

	Three Months Ended
	March 31,	December 31,	March 31,
	2026	2025	2025
	(Unaudited)	(Unaudited)	(Unaudited)
Revenue	$11	$50	$4
Cost of revenue	(126)	(131)	–
Gross profit (loss)	(115)	(81)	4

Operating expenses
Research and development	3,457	2,740	3,255
General and administrative	2,333	1,505	2,088
Selling and marketing	419	286	124
Total operating expenses	6,209	4,531	5,467

Loss from operations	(6,324)	(4,612)	(5,463)

Other income (expense)
Interest income	197	195	270
Accretion income	57	–	6
Interest Expense	(4)	(9)	(21)
Other income (expense), net	1	1	(1)
Total other income (expense), net	251	187	254

Net loss	$(6,073)	$(4,425)	$(5,209)

Net loss per common share, basic and diluted	$(0.17)	$(0.14)	$(0.17)

Weighted average number of common shares outstanding, basic and diluted	35,256	31,590	30,243

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Atomera Incorporated

Reconciliation to Non-GAAP EBITDA

(Unaudited)

	Three Months Ended
	March 31,	December 31,	March 31,
	2026	2025	2025
Net loss (GAAP)	$(6,073)	$(4,425)	$(5,209)
Depreciation and amortization	9	13	12
Stock-based compensation	1,406	1,334	1,009
Interest income	(197)	(195)	(270)
Accretion income	(57)	–	(6)
Interest expense	4	9	21
Other (income) expense, net	(1)	(1)	1
Net loss non-GAAP EBITDA	$(4,909)	$(3,265)	$(4,442)

Investor Contact:

Bishop IR

Mike Bishop

(415) 894-9633

investor@atomera.com

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